UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:   BlackRock Funds

BlackRock Money Market Portfolio

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2017

Date of reporting period: 09/30/2016

Item 1 – Report to Stockholders

SEPTEMBER 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Money Market Portfolio	of BlackRock FundsSM

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

2	BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016

The Markets in Review

Dear Shareholder,

Most asset classes produced strong returns over the past year, particularly risk assets such as equities and high yield bonds. Central bank policy decisions continued to provide support to financial markets, while changing economic outlooks and geopolitical risks have been major drivers of investor sentiment.

The Federal Reserve (the “Fed”) has long been in the spotlight, particularly leading up to the decision to end its near-zero interest rate policy at the end of 2015, and after, as investors remained focused on the anticipated pace of future rate hikes. With the European Central Bank and the Bank of Japan having moved into stimulus mode, the divergence in global monetary policies drove heightened market volatility heading into 2016 and caused the U.S. dollar to strengthen considerably. The year had a rough start as the strong dollar challenged U.S. companies that generate revenues overseas, and pressured emerging market currencies and commodities prices. Low and volatile oil prices and signs of slowing growth in China were also meaningful factors behind the decline in risk assets early in the year. However, as the first quarter wore on, these pressures abated and a more tempered outlook for U.S. rate hikes helped financial markets rebound.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

With a number of factors holding global interest rates down — central bank accommodation, an aging population, and weak productivity growth — assets offering decent yield have become increasingly scarce. As a result, income-seeking investors have stretched into riskier assets despite high valuations in many sectors. History implies that high valuations and low growth results in lower returns for risk assets. Still, perceived safe havens have their own risks, and investors are wise to carefully assess risk and potential reward.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.40%	15.43%
U.S. small cap equities (Russell 2000® Index)	13.18	15.47
International equities (MSCI Europe, Australasia, Far East Index)	4.88	6.52
Emerging market equities (MSCI Emerging Markets Index)	9.75	16.78
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.27
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.25	5.59
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.68	5.19
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.53	5.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.38	12.74

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the Six-Month Period Ended September 30, 2016

The Federal Open Market Committee (the “FOMC”) was clear in its expectation that the future removal of monetary accommodation would likely be gradual and dependent on incoming data since the FOMC raised the target range for the federal funds rate by 25 basis points (0.25%) to 0.25 - 0.50% at their December 2015 meeting. The FOMC at its most recent meeting on September 21, 2016, left its federal funds range of 0.25% - 0.50% unchanged. While this action was largely in line with market expectations, a degree of suspense had existed heading into the meeting given that futures contracts were priced for a one-in-five chance of a rate hike. Echoing a remark made by Federal Reserve (“Fed”) Chairwoman Janet Yellen at the Jackson Hole Economic Symposium in August, the FOMC noted that “the case for an increase in the federal funds rate has strengthened.” Despite this optimistic view, the FOMC noted that it was prudent to not raise rates for the “time being,” pending additional signs of progress towards its objectives.

After the United Kingdom voted in late June to leave the European Union, markets broadly factored in expectations that the FOMC would not resume its course of raising interest rates before 2018. Markets further reflected that investors anticipated the Bank of England and European Central Bank would turn more accommodative. Additionally, major credit rating agencies generally viewed the result of the “leave” decision unfavorably, assigning or maintaining a negative outlook on the United Kingdom, and in certain cases, downgrading the nation’s long-term credit rating by as much as two “notches” to AA.

While conditions in U.S. short-term markets were relatively stable over the period and investment activity in credit was generally muted, some credit spread widening occurred on an issuer-specific basis. This was likely a combination of quarter-end factors and conservative positioning surrounding U.S. money market fund reform, with deadlines approaching in the first part of October. In Europe, this raised expectations for more active central bank policy loosening, as well as a great deal of uncertainty in the political environment.

London Interbank Offered Rates (“LIBOR”) moved higher over the period in response to both speculation of another possible rate hike from the FOMC later this year as well as money market fund reform, which created a shift in assets away from credit products into government products. The benchmark three-month LIBOR ended the period at 0.85% (rising over 20 basis points from the 0.63% March 31 level), which is over 50 basis points higher than it had been at the beginning of the year.

Outflows from prime money market funds, which in general remain defensively positioned, accelerated in the lead up to the October 14 implementation date for money market fund reform. Assets of prime money market funds fell below $1 trillion for the first time in over 20 years. Though a large percentage of the shift was likely attributable to conversions of funds in advance of the October 2016 implementation date for U.S. money market fund reform, investors did start actively moving out of prime funds into other vehicles. Despite these conditions, the increase in LIBOR generally stabilized. LIBOR settings were largely unchanged due in part to offsetting demand from non-traditional investors.

A rate hike prior to the end of the year is certainly possible as long as continued progress toward the Fed’s growth and inflation targets is achieved and financial conditions remain supportive of such an action. December 14, 2016 could be the most likely date for such a move. Outflows from prime money market funds are expected to persist through at least mid-October 2016. Should asset levels stabilize, it is anticipated that prime money market funds will begin to deploy a portion of excess liquidity in an effort to modestly lengthen portfolio durations. Such activity could possibly in turn exert incremental downward pressure on LIBOR.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016

Fund Information as of September 30, 2016

Investment Objective

BlackRock Money Market Portfolio’s (the “Fund”) investment objective is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.

	7-Day SEC Yield	7-Day Yield
Institutional	0.54%	0.54%
Service	0.24%	0.24%
Investor A	0.18%	0.18%
Investor B	0.17%	0.17%
Investor C	0.07%	0.07%

Portfolio Composition	Percent of Net Assets
Commercial Paper	53%
Certificates of Deposit	29
Time Deposits	9
Repurchase Agreements	5
Municipal Bonds	4

Total	100%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains. Past performance is not indicative of future results.

BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016	5

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including investment advisory fees, service and distribution fees and other fund expenses. The expense examples shown below (which is based on a hypothetical investment of $1,000 invested on April 1, 2016 and held through September 30, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical example that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example
	Actual			Hypothetical[2]
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,002.20	$1.00	$1,000.00	$1,024.07	$1.01	0.20%
Service	$1,000.00	$1,000.70	$2.51	$1,000.00	$1,022.56	$2.54	0.50%
Investor A	$1,000.00	$1,000.50	$2.76	$1,000.00	$1,022.31	$2.79	0.55%
Investor B	$1,000.00	$1,000.60	$2.66	$1,000.00	$1,022.41	$2.69	0.53%
Investor C	$1,000.00	$1,000.40	$2.81	$1,000.00	$1,022.26	$2.84	0.56%

[1]

For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

6	BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016

Schedule of Investments September 30, 2016 (Unaudited)	(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Domestic — 2.1%
Citibank N.A., 0.80%, 11/01/16	$5,000	$5,000,000
Wells Fargo Bank N.A.:
0.93%, 10/13/16 (a)	4,000	4,000,000
1.06%, 2/01/17	10,000	10,000,000

		19,000,000
Yankee — 26.7% (b)
Bank of Montreal, Chicago, 0.69%, 10/05/16	21,000	21,000,000
Bank of Nova Scotia, Houston, 0.94%, 1/03/17 (a)	5,000	5,000,000
Credit Industriel Et Commercial, New York:
0.90%, 10/28/16	7,000	7,000,247
0.97%, 11/03/16	7,000	7,000,000
1.25%, 2/01/17	10,000	10,000,000
DZ Bank AG Deutsche Zentral Genossen-schaftsbank, New York:
1.06%, 1/25/17	7,000	7,000,000
1.06%, 1/30/17	10,000	9,999,999
Kookmin Bank, New York, 0.44%, 10/05/16	22,000	22,000,000
Mitsubishi UFJ Trust and Banking Corp., New York, 1.25%, 4/03/17 (a)	5,000	5,000,000
Mizuho Bank Ltd., New York:
1.18%, 1/13/17 (a)	7,000	7,003,334
1.27%, 3/13/17 (a)	7,000	7,000,000
1.25%, 3/24/17 (a)	6,000	6,000,000
Norinchukin Bank, New York:
0.95%, 12/20/16	9,500	9,500,000
1.22%, 3/27/17	10,000	10,000,000
Royal Bank of Canada, New York, 0.92%, 10/14/16 (a)	5,000	5,000,000
Skandinaviska Enskilda Banken AB, New York:
1.11%, 2/09/17 (a)	3,000	3,000,663
1.12%, 2/10/17 (a)	4,000	4,000,000
Sumitomo Mitsui Banking Corp., New York, 0.75%, 10/17/16	20,000	20,000,000
Sumitomo Mitsui Trust Bank Ltd., New York:
0.42%, 10/04/16	10,000	10,000,000
1.25%, 2/17/17 (a)	15,000	15,000,000
Svenska Handelsbanken AB, New York, 0.65%, 10/11/16	22,000	22,000,000
Swedbank AB, New York, 0.37%, 10/06/16	11,000	11,000,000
UBS A.G., Stamford:
0.92%, 11/03/16 (a)	7,000	7,000,000
1.05%, 1/11/17	10,000	10,000,000
Westpac Banking Corp. New York, 1.15%, 2/06/17 (a)	5,000	5,000,000

		245,504,243
Total Certificates of Deposit — 28.8%		264,504,243

Commercial Paper	Par (000)	Value
Albion Capital LLC, 0.70%, 10/18/16 (c)	$4,000	$3,998,678
Antalis SA:
0.45%, 10/05/16 (c)	20,000	19,999,000
0.60%, 10/07/16 (c)	5,000	4,999,500
0.94%, 10/21/16 (c)	15,000	14,992,167
Bank Nederlandse Gemeenten, 0.40%, 10/05/16 (c)	20,000	19,999,111
BNP Paribas Fortis S.A.:
0.28%, 10/03/16 (c)	15,000	14,999,767
0.58%, 10/06/16 (c)	14,000	13,998,872
BPCE S.A., 0.93%, 11/01/16 (c)	5,000	4,995,996
Caisse Central De Desjardins Du Quebec, 0.50%, 10/14/16 (c)	9,800	9,798,230
Cancara Asset Securitisation LLC, 0.60%, 10/03/16 (c)	20,000	19,999,333
Collateralized Commercial Paper Co. LLC, 0.72%, 10/11/16 (c)	20,000	19,996,000
Collateralized Commercial Paper II Co. LLC, 0.82%, 10/31/16 (c)	10,000	9,993,167
Commonwealth Bank of Australia:
1.07%, 2/01/17 (a)	3,000	3,000,000
1.14%, 3/29/17 (a)	9,500	9,500,000
DBS Bank Ltd., 0.77%, 11/07/16 (c)	10,000	9,992,086
DnB NOR Bank ASA, 0.65%, 10/11/16 (c)	16,000	15,997,111
Gotham Funding Corp.:
0.80%, 11/16/16 (c)	15,300	15,284,360
1.03%, 12/12/16 (c)	13,000	12,973,220
Jupiter Securitization Company LLC, 0.95%, 10/28/16 (c)	10,000	9,992,875
Landesbank Baden-Wurttemberg, New York, 0.60%, 10/17/16 (c)	10,000	9,997,333
Liberty Street Funding LLC, 0.55%, 10/17/16 (c)	3,000	2,999,267
LMA Americas LLC:
0.30%, 10/03/16 (c)	25,000	24,999,583
1.04%, 12/01/16 (c)	8,000	7,985,902
Matchpoint Finance PLC, 1.34%, 2/22/17 (c)	5,000	4,973,200
Mont Blanc Capital Corp.:
0.60%, 10/06/16 (c)	10,604	10,603,116
0.97%, 12/19/16 (c)	10,000	9,978,714
National Australia Bank Ltd.:
0.95%, 11/01/16 (c)	8,000	7,993,456
0.95%, 11/02/16 (c)	5,000	4,995,778
Nieuw Amsterdam Receivables Corp.:
0.28%, 10/03/16 (c)	20,000	19,999,689
0.80%, 11/17/16 (c)	8,000	7,991,644
0.92%, 12/07/16 (c)	10,000	9,982,878
NRW.Bank, 0.71%, 10/20/16 (c)	10,850	10,845,934
Old Line Funding LLC, 0.69%, 11/02/16 (c)	10,000	9,993,867

Portfolio Abbreviations

AMT	Alternative Minimum Tax (subject to)	SBPA	Stand-by Bond Purchase Agreement
LOC	Letter of Credit	VRDN	Variable Rate Demand Notes
RB	Revenue Bonds

See Notes to Financial Statements.

BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016	7

Schedule of Investments (continued)

Commercial Paper	Par (000)	Value
Regency Markets No. 1 LLC:
0.60%, 10/06/16 (c)	$7,600	$7,599,367
0.63%, 10/14/16 (c)	10,000	9,997,725
0.65%, 10/26/16 (c)	12,000	11,994,583
Starbird Funding Corp., 0.94%, 11/01/16 (c)	11,000	10,991,096
United Overseas Bank Ltd., 0.85%, 11/28/16 (c)	10,000	9,986,306
Versailles Commercial Paper LLC:
0.97%, 11/15/16 (c)	15,000	14,981,812
1.05%, 12/14/16 (c)	10,000	9,978,417
Victory Receivables Corp., 0.40%, 10/03/16 (c)	33,000	32,999,267
Westpac Trust Securities New Zealand Ltd., 1.27%, 2/28/17 (c)	5,000	4,973,542
Total Commercial Paper — 53.4%		491,351,949

Municipal Bonds (d)
Arkansas Development Finance Authority Single Family Mortgage RB (Mortgage Backed Securities Program Project) Series 2006E AMT VRDN (Ginnie Mae Guaranty, State Street Bank & Trust Co. SBPA), 1.02%, 10/07/16	2,900	2,900,000
Maryland Health & Higher Educational Facilities Authority RB Series 1985B VRDN (TD Bank N.A. LOC), 0.78%, 10/07/16	15,000	15,000,000
Oakland Joint Powers Financing Authority RB (Fruitvale Development Corp. Project ) Series 2001A VRDN (Citibank N.A. LOC), 0.83%, 10/07/16	9,900	9,900,000
Sacramento Municipal Utility District RB Series 2012M VRDN (State Street & Trust Co. LOC), 0.88%, 10/07/16	8,670	8,670,000
Total Municipal Bonds — 4.0%		36,470,000

Time Deposits
Barclays Bank PLC, 0.44%, 10/03/16	39,515	39,515,000
Credit Agricole Corporate & Investment Bank, 0.30%, 10/03/16	8,000	8,000,000
ING Bank N.V. (Amsterdam Branch), 0.45%, 10/03/16	4,000	4,000,000
Natixis S.A., 0.30%, 10/03/16	8,000	8,000,000
Skandinaviska Enskilda Banken AB, 0.29%, 10/03/16	20,000	20,000,000
Total Time Deposits — 8.6%		79,515,000

Repurchase Agreements
Credit Suisse Securities (USA) LLC, 0.63%, 10/03/16	15,261	15,261,000

(Purchased on 9/30/16 to be repurchased at $15,261,801, collateralized by various corporate/debt obligations, 0.00% to 6.00% due from 1/26/20 to 5/01/38, aggregate original par and fair value of $171,749,000 and $18,315,827, respectively) (a)

Repurchase Agreements	Par (000)	Value
Credit Suisse Securities (USA) LLC, 0.98%, 11/04/16	$4,000	$4,000,000

(Purchased on 9/30/16 to be repurchased at $4,003,811, collateralized by various corporate/debt obligations, 0.00% to 3.71% due from 12/25/19 to 6/01/43, aggregate original par and fair value of $41,298,000 and $4,802,347, respectively) (d)

Total Value of Credit Suisse Securities (USA) LLC (collateral value of $23,118,174)		19,261,000
Mizuho Securities USA, Inc., 0.50%, 10/03/16	2,000	2,000,000
(Purchased on 9/30/16 to be repurchased at $2,000,083, collateralized by corporate/debt obligation, 7.50% due at 12/01/32, original par and fair value of $6,379,542 and $2,060,000, respectively)
Mizuho Securities USA, Inc., 1.54%, 11/04/16	15,000	15,000,000

(Purchased on 9/30/16 to be repurchased at $15,022,458, collateralized by corporate/debt obligation, 0.00% due at 11/02/20, original par and fair value of $56,622,074 and $18,000,000, respectively) (d)

Total Value of Mizuho Securities USA, Inc. (collateral value of $20,060,000)		17,000,000
Wells Fargo Securities, LLC, 0.89%, 10/03/16	4,000	4,000,000
(Purchased on 7/05/16 to be repurchased at $4,008,900, collateralized by corporate/debt obligation, 0.00% due at 11/09/16, original par and fair value of $4,204,957 and $4,200,001, respectively)
Wells Fargo Securities, LLC, 0.92%, 11/01/16	6,000	6,000,000

(Purchased on 8/01/16 to be repurchased at $6,014,107, collateralized by various corporate/debt obligation, 0.00% due from 10/06/16 to 11/09/16, aggregate original par and fair value of $6,331,178 and $6,300,000, respectively)

Total Value of Wells Fargo Securities, LLC (collateral value of $10,500,001)		10,000,000
Total Repurchase Agreements — 5.0%		46,261,000
Total Investments (Cost — $918,102,192*) — 99.8%		918,102,192
Other Assets Less Liabilities — 0.2%		1,476,338

Net Assets — 100.0%		$919,578,530

See Notes to Financial Statements.

8	BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016

Schedule of Investments (concluded)

Notes to Schedule of Investments

*	Cost for federal income tax purposes.
(a)	Variable rate security. Rate as of period end.
(b)	Issuer is a U.S. branch of a foreign domiciled bank.
(c)	Rates are discount rates or a range of discount rates at the time of purchase.
(d)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$918,102,192	—	$918,102,192

[1]	See above Schedule of Investments for values in each security type.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial reporting purposes. As of period end, cash of $4,580,855 is categorized as Level 1 within the disclosure hierarchy.

During the six months ended September 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016	9

Statement of Assets and Liabilities

September 30, 2016 (Unaudited)

Assets
Investments at value — (cost — $871,841,192)	$871,841,192
Repurchase agreements at value (cost — $46,261,000)	46,261,000
Cash	4,580,855
Receivables:
Capital shares sold	435,409
Interest	366,428
From the Manager	25,464
Prepaid expenses	59,319

Total assets	923,569,667

Liabilities
Payables:
Administration fees	29,714
Capital shares redeemed	3,616,244
Income dividends	6,649
Investment advisory fees	84,348
Officer’s and Trustees’ fees	9,143
Other accrued expenses	190,345
Other affiliates	15,397
Service and distribution fees	39,297

Total liabilities	3,991,137

Net Assets	$919,578,530

Net Assets Consist of
Paid-in capital	$919,542,608
Undistributed net investment income	10,263
Accumulated net realized gain	25,659

Net Assets	$919,578,530

Net Asset Value
Institutional — Based on net assets of $761,949,955 and 761,961,841 shares outstanding, unlimited number of shares authorized, $0.001 par value	$1.00

Service — Based on net assets of $3,443,616 and 3,443,779 shares outstanding, unlimited number of shares authorized, $0.001 par value	$1.00

Investor A — Based on net assets of $124,166,371 and 124,168,360 shares outstanding, unlimited number of shares authorized, $0.001 par value	$1.00

Investor B — Based on net assets of $84,872 and 84,873 shares outstanding, unlimited number of shares authorized, $0.001 par value	$1.00

Investor C — Based on net assets of $29,933,716 and 29,934,183 shares outstanding, unlimited number of shares authorized, $0.001 par value	$1.00

See Notes to Financial Statements.

10	BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016

Statement of Operations

Six Months Ended September 30, 2016 (Unaudited)

Investment Income
Interest — unaffiliated	$3,206,014

Expenses
Investment advisory	2,250,757
Service and distribution — class specific	642,677
Transfer agent — class specific	241,742
Administration	207,746
Administration — class specific	101,633
Registration	57,444
Professional	28,518
Accounting services	31,073
Custodian	22,021
Officer and Trustees	22,114
Printing	20,326
Miscellaneous	26,749

Total expenses	3,652,800
Less:
Fees waived by the Manager	(1,649,882)
Administration fees waived — class specific	(94,230)
Service and distribution fees waived — class specific	(124,948)
Transfer agent fees reimbursed — class specific	(78,746)
Transfer agent fees waived — class specific	(23,554)

Total expenses after fees waived and/or reimbursed	1,681,440

Net investment income	1,524,574

Realized Gain
Net realized gain from investments	24,682

Net Increase in Net Assets Resulting from Operations	$1,549,256

See Notes to Financial Statements.

BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016	11

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016

Operations
Net investment income	$1,524,574	$1,339,014
Net realized gain	24,682	38,606

Net increase in net assets resulting from operations	1,549,256	1,377,620

Distributions to Shareholders[1]
From net investment income:
Institutional	(1,338,917)	(715,910)
Service	(87,887)	(400,704)
Investor A	(72,890)	(178,551)
Investor B	(71)	(246)
Investor C	(14,546)	(43,603)
From net realized gain:
Institutional	—	(32,363)
Service	—	(23,277)
Investor A	—	(8,718)
Investor B	—	(24)
Investor C	—	(2,048)

Decrease in net assets resulting from distributions to shareholders	(1,514,311)	(1,405,444)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(421,288,618)	(38,807,904)

Net Assets
Total decrease in net assets	(421,253,673)	(38,835,728)
Beginning of period	1,340,832,203	1,379,667,931

End of period	$919,578,530	$1,340,832,203

Undistributed net investment income, end of period	10,263	—

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

12	BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016

Financial Highlights

	Institutional
	Six Months Ended September 30, 2016	Year Ended March 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0022	0.0013	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0022	0.0014	0.0000	0.0000	0.0000	0.0000

Distributions:[2]
From net investment income	(0.0022)	(0.0013)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
From net realized gain	—	(0.0001)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0022)	(0.0014)	(0.0000)	(0.0000)	(0.0000)	(0.0000)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.22%[5]	0.13%	0.00%	0.00%	0.00%	0.00%

Ratios to Average Net Assets
Total expenses	0.55%[6]	0.56%	0.62%	0.69%	0.70%	0.70%

Total expenses after fees waived and/or reimbursed	0.20%[6]	0.24%	0.22%	0.24%	0.30%	0.27%

Net investment income	0.44%[6]	0.11%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of period (000)	$761,950	$605,469	$786,626	$857,062	$736,195	$790,645

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016	13

Financial Highlights (continued)

	Service
	Six Months Ended September 30, 2016	Year Ended March 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0007	0.0008	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0007	0.0009	0.0000	0.0000	0.0000	0.0000

Distributions:[2]
From net investment income	(0.0007)	(0.0008)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
From net realized gain	—	(0.0001)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0007)	(0.0009)	(0.0000)	(0.0000)	(0.0000)	(0.0000)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.07%[5]	0.09%	0.00%	0.00%	0.00%	0.00%

Ratios to Average Net Assets
Total expenses	0.86%[6]	0.85%	0.90%	0.96%	0.94%	0.94%

Total expenses after fees waived and/or reimbursed	0.50%[6]	0.27%	0.22%	0.24%	0.30%	0.27%

Net investment income	0.08%[6]	0.10%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of period (000)	$3,444	$520,139	$428,033	$444,820	$380,303	$332,427

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016

Financial Highlights (continued)

	Investor A
	Six Months Ended September 30, 2016	Year Ended March 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0005	0.0007	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0005	0.0008	0.0000	0.0000	0.0000	0.0000

Distributions:[2]
From net investment income	(0.0005)	(0.0007)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
From net realized gain	—	(0.0001)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0005)	(0.0008)	(0.0000)	(0.0000)	(0.0000)	(0.0000)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.05%[5]	0.08%	0.00%	0.00%	0.00%	0.00%

Ratios to Average Net Assets
Total expenses	0.97%[6]	0.90%	0.93%	0.91%	0.91%	0.89%

Total expenses after fees waived and/or reimbursed	0.55%[6]	0.29%	0.22%	0.24%	0.30%	0.27%

Net investment income	0.09%[6]	0.08%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of period (000)	$124,166	$176,772	$137,381	$280,222	$296,089	$299,205

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016	15

Financial Highlights (continued)

	Investor B
	Six Months Ended September 30, 2016	Year Ended March 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0006	0.0005	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0006	0.0006	0.0000	0.0000	0.0000	0.0000

Distributions:[2]
From net investment income	(0.0006)	(0.0005)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
From net realized gain	—	(0.0001)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0006)	(0.0006)	(0.0000)	(0.0000)	(0.0000)	(0.0000)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.06%[5]	0.06%	0.00%	0.00%	0.00%	0.00%

Ratios to Average Net Assets
Total expenses	1.68%[6]	1.86%	1.72%	1.73%	1.70%	1.71%

Total expenses after fees waived and/or reimbursed	0.53%[6]	0.30%	0.22%	0.24%	0.30%	0.27%

Net investment income	0.09%[6]	0.04%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of period (000)	$85	$384	$1,060	$2,233	$4,577	$6,306

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

16	BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016

Financial Highlights (concluded)

	Investor C
	Six Months Ended September 30, 2016	Year Ended March 31,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0004	0.0010	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0004	0.0011	0.0000	0.0000	0.0000	0.0000

Distributions:[2]
From net investment income	(0.0004)	(0.0010)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
From net realized gain	—	(0.0001)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0004)	(0.0011)	(0.0000)	(0.0000)	(0.0000)	(0.0000)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.04%[5]	0.10%	0.00%	0.00%	0.00%	0.00%

Ratios to Average Net Assets
Total expenses	1.60%[6]	1.57%	1.59%	1.58%	1.60%	1.62%

Total expenses after fees waived and/or reimbursed	0.56%[6]	0.26%	0.22%	0.24%	0.30%	0.27%

Net investment income	0.09%[6]	0.12%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of period (000)	$29,934	$38,069	$26,568	$25,788	$26,411	$29,185

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016	17

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Money Market Portfolio (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to shareholder servicing and distribution of such shares, and may be subject to a contingent deferred sales charge (“CDSC”). Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Service Shares	No	No	None
Investor A Shares	No	No1	None
Investor B Shares	No	No1	To Investor A Shares after approximately 7, 8 or 10 years
Investor C Shares	No	No1	None

[1]

Investor A, Investor B and Investor C Shares may be subject to a CDSC upon redemption of shares received in an exchange transaction for Investor A, Investor B, or Investor C shares, respectively, of a non-money market BlackRock Fund.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and,

18	BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value (“NAV”) per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation methodologies are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties. Typically, the Fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the Fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the

BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016	19

Notes to Financial Statements (continued)

Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee, which is determined by calculating a percentage of the Fund’s average daily net assets based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.450%
$1 Billion - $2 Billion	0.400%
$2 Billion - $3 Billion	0.375%
Greater than $3 Billion	0.350%

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Distribution Fees	Service Fees
Service	—	0.25%
Investor A	—	0.25%
Investor B	0.75%	0.25%
Investor C	0.75%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended September 30, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Service	Investor A	Investor B	Investor C	Total
$262,385	$206,423	$793	$173,076	$642,677

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended September 30, 2016, the following table shows the class specific administration fees borne directly by each class of the Fund:

Institutional	Service	Investor A	Investor B	Investor C	Total
$60,584	$21,006	$16,555	$16	$3,472	$101,633

The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for the Fund or a share class, which are included in administration fees waived — class specific in the Statement of Operations.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities

20	BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended September 30, 2016, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Service	Investor A	Total
$1,479	$71,637	$6,963	$80,079

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended September 30, 2016, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Service	Investor A	Investor B	Investor C	Total
$18	$722	$23,611	—	$2,108	$26,459

For the six months ended September 30, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Service	Investor A	Investor B	Investor C	Total
$14,520	$75,831	$141,887	$105	$9,399	$241,742

Other Fees: For the six months ended September 30, 2016, affiliates received CDSCs as follows:

Investor A	Investor C
$8,026	$2,154

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.20%
Service	0.50%
Investor A	0.55%
Investor B	1.30%
Investor C	1.30%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to August 1, 2018 unless approved by the Board, including a majority of the Independent Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund.

The Manager and BRIL voluntarily agreed to waive a portion of their respective management and service and distribution fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income. These amounts are reported in the Statement of Operations as fees waived by the Manager, service and distribution fees waived — class specific and transfer agent fees reimbursed — class specific. The Manager and BRIL may discontinue the waiver and/or reimbursement at any time.

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, services and distribution fees waived — class specific, transfer agent fees reimbursed — class specific and transfer agent fees waived — class specific respectively, in the Statement of Operations.

BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016	21

Notes to Financial Statements (continued)

Class specific expense waivers and/or reimbursements are as follows:

	Institutional	Service	Investor A	Investor B	Investor C	Total
Administration Fees Waived	$60,583	$17,572	$16,071	$4	—	$94,230

	Institutional	Service	Investor A	Investor B	Investor C	Total
Transfer Agent Fees Waived	$18	$457	$23,079	—	—	$23,554

	Institutional	Service	Investor A	Investor B	Investor C	Total
Transfer Agent Fees Reimbursed	$14,502	$27,170	$37,043	$31	—	$78,746

		Service	Investor A	Investor B	Investor C	Total
Service and Distribution Fees Waived		—	—	$618	$124,330	$124,948

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a) The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b) The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•  The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•  The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

On September 30, 2016, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring March 31,
	2017	2018	2019
Fund Level	$1,482,179	$2,653,378	$1,649,805
Institutional	$853,900	$290,461	$75,103
Service	—	—	$44,374
Investor A	—	—	$75,901

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Trustees in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended September 30, 2016, the purchase transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act was $24,575,375.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

22	BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended March 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Certain obligations held by the Fund have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Fund monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

8. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016	23

Notes to Financial Statements (concluded)

Transactions in capital shares for each class were as follows:

	Six Months Ended September 30, 2016	Year Ended March 31, 2016
Institutional
Shares sold	517,330,626	732,982,173
Shares issued in reinvestment of distributions	1,221,239	583,809
Shares redeemed	(362,080,944)	(914,713,224)

Net increase (decrease)	156,470,921	(181,147,242)

Service
Shares sold	126,069,109	1,459,399,277
Shares issued in reinvestment of distributions	2,802	4,035
Shares redeemed	(642,786,455)	(1,367,284,510)

Net increase (decrease)	(516,714,544)	92,118,802

Investor A
Shares sold and automatic conversion of shares	175,772,236	527,771,364
Shares issued in reinvestment of distributions	70,601	184,280
Shares redeemed	(228,452,659)	(488,560,192)

Net increase (decrease)	(52,609,822)	39,395,452

Investor B
Shares sold	24,704	523,416
Shares issued in reinvestment of distributions	69	268
Shares redeemed and automatic conversion of shares	(323,873)	(1,199,944)

Net decrease	(299,100)	(676,260)

Investor C
Shares sold	14,323,117	97,928,845
Shares issued in reinvestment of distributions	14,201	43,143
Shares redeemed	(22,473,391)	(86,470,644)

Net increase (decrease)	(8,136,073)	11,501,344

Total Net Decrease	(421,288,618)	(38,807,904)

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

On October 3, 2016, the Fund began operating as a “retail money market fund” under Rule 2a-7 under the 1940 Act. Effective as of October 11, 2016, the Board of the Trust is permitted to impose a liquidity fee of up to 2% on the value of shares redeemed or temporarily restrict redemptions from the Fund for up to 10 business days during a 90 day period, in the event that such Fund’s weekly liquid assets fall below certain thresholds.

24	BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 21, 2016 (the “April Meeting”) and May 18-20, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Money Market Portfolio (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) the Fund’s operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on the fees and expenses of the Fund as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge 1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients,

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016	25

Disclosure of Investment Advisory Agreement (continued)

sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; and (g) sales and redemption data regarding the Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to the Fund for a one-year term ending June 30, 2017. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of the portfolio holdings of the Fund, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by

26	BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016

Disclosure of Investment Advisory Agreement (continued)

Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, Money Market Portfolio ranked in the first, first and third quartiles, respectively, against its Broadridge Performance Universe. However, the Board noted that the Fund performed within the one basis point threshold of its Broadridge Performance Universe peer median for the five-year period. The Board reviewed the performance within the context of the low yield environment that has existed over the past several years.

The quartile standing of the Fund in its Broadridge peer group takes into account the Fund’s current yield only. The Board believes that the performance of a money market fund can only be understood holistically, accounting for current yield and risk. While the Board reviews the Fund’s current yield performance, it also examines the liquidity, duration, and credit quality of the Fund’s portfolio. In the Board’s view, BlackRock’s money market funds have performed well over the one-, three- and five-year periods given BlackRock’s emphasis on preserving capital and seeking as high a level of current income as is consistent with liquidity while simultaneously managing risk.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016	27

Disclosure of Investment Advisory Agreement (concluded)

The Board noted that the Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Expense Peers. The Board reviewed the Fund’s expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board additionally noted that, to enable the Fund to maintain minimum levels of daily net investment income, BlackRock and the Fund’s distributor have voluntarily agreed to waive a portion of the Fund’s fees and/or reimburse the Fund’s operating expenses as necessary. The waivers and/or reimbursements may be discontinued at any time without notice.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to the Fund for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

28	BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Dr. Matina S. Horner, Trustee

Cynthia A. Montgomery, Trustee

Barbara G. Novick, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016	29

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

30	BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK MONEY MARKET PORTFOLIO	SEPTEMBER 30, 2016	31

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 441-7762. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

MM-9/16-SAR

  Item 2 – Code of Ethics – Not Applicable to this semi-annual report

  Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

  Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

  Item 5 – Audit Committee of Listed Registrants – Not Applicable

  Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

  Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

 Not Applicable

  Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

  Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated

 Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date:	December 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date:	December 2, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date:	December 2, 2016

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